UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2012.

Partners Fund
Small-Cap Fund
International Fund

June 30, 2012

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to southeasternasset.com for current performance information and southeasternasset.com/misc/prospectus.cfm for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2012 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Longleaf Partners Funds	¡	1

Letter To Our Shareholders

Broad uncertainty about economic growth – in the U.S., China, and most prevalently in Europe – weighed down global stock markets over the last three months. The S&P 500 was down 2.8%; the Russell 2000 lost 3.5%; and non-U.S. markets took a bigger hit as EAFE declined 7.1%. While the Small-Cap Fund appreciated in the quarter, Partners and International declined. These results reversed the relative standing of each Fund for the year-to-date, leaving Small-Cap ahead of the Russell 2000 but Partners and International behind their benchmarks. Within the indices and Southeastern’s portfolios, stocks tied to broad economic expansion such as commodities, materials, and industrials suffered. However, most of our holdings’ appraisals grew or were little changed, because our models already assumed slow growth over the next few years and revenue declines in Europe through 2014.

With the recent market schizophrenia, we trimmed holdings that had approached their values or become overweight. Conversely, as certain stocks declined relative to their appraisals, we added, as did a number of our management partners. We also identified a few new qualifiers, primarily in names we have previously owned, where we typically have a deeper knowledge.

Cumulative Returns at June 30, 2012

	Since Inception(1)	Ten Year	Five Year	Three Year	One Year	2Q
Partners Fund (Inception 4/8/87)	1186.83%	57.04%	-16.19%	51.87%	-5.65%	-5.22%

S&P 500 Index	729.75	68.13	1.09	57.70	5.45	-2.75

Small-Cap Fund (Inception 2/21/89)	938.15	146.13	9.47	87.60	1.28	2.96

Russell 2000 Index	614.69	96.75	2.73	63.46	-2.08	-3.47

International Fund (Inception 10/26/98)	155.06	37.90	-31.65	7.32	-22.31	-9.34

EAFE Index	51.96	65.13	-26.99	18.98	-13.83	-7.13

(1)

During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception.

Average Annual Returns at June 30, 2012

	Since Inception(1)	Ten Year	Five Year	Three Year	One Year
Partners Fund (Inception 4/8/87)	10.66%	4.62%	-3.47%	14.95%	-5.65%

S&P 500 Index	8.74	5.33	0.22	16.40	5.45

Small-Cap Fund (Inception 2/21/89)	10.54	9.42	1.83	23.33	1.28

Russell 2000 Index	8.79	7.00	0.54	17.80	-2.08

International Fund (Inception 10/26/98)	7.09	3.27	-7.33	2.38	-22.31

EAFE Index	3.11	5.14	-6.10	5.96	-13.83

See pages 8, 16 and 24 for additional performance information.

2	¡	Semi-Annual Report

Letter To Our Shareholders

... if we are right on two-thirds of our picks, and wrong without losing substantial permanent capital on the other third, we can achieve our inflation plus 10% goal.

Portfolio Discussion Norms

Volatile quarterly performance often accompanies concentrated investing. Over Southeastern’s almost four decades, the twenty or so positions we have owned at any given point have fallen into three categories in client discussions. The first are those holdings that are rarely mentioned because their gains make them obvious winners such as DIRECTV, FedEx, DineEquity, tw telecom, Fairfax, or Vodafone today. Most names fall into the second category, which also receives little attention. These companies generally are meeting operating expectations, but their stocks have not appreciated significantly. The large majority of discussion focuses on the third category, the few names that are in the penalty box at the time either because of real or perceived business challenges or management issues often highlighted in headlines. We expect and welcome discussing holdings that are most out of favor. We think it is important, however, to put those names in the context of what is normal within our investment approach. We will not be right on every investment. Hypothetically, if we are right on two-thirds of our picks, and wrong without losing substantial permanent capital on the other third, we can achieve our inflation plus 10% goal as long as we adhere to our margin of safety discipline. Given portfolio discussion norms, we will not elaborate here on Disney, Travelers, Abbott, Texas Industries, tw telecom, Vail Resorts, Scripps Networks, and Henderson Land – the largest contributors to second quarter performance. Instead, we review the recent events, investment case, and broader lessons from our most controversial name. Although Chesapeake Energy is only in the Partners Fund, its recent visibility has generated discussions with shareholders across the three Funds.

Chesapeake Energy (CHK)

Summary of 2Q: Chesapeake is an exploration and production company with a leading acreage position in three of the top U.S. gas plays and four top U.S. liquids plays. The stock fell 20% in the quarter. As natural gas declined in April to its lowest price since 1998, below $2.00/mcf, the media raised questions about CEO Aubrey

McClendon’s potential conflicts, board oversight, and CHK’s ability to meet its 2012 cash flow needs. At its lowest point, the stock fell 42% from the end of March. Almost all of what was reported was previously known, but the rapid onslaught of stories blurred the lines between perception and reality. To best represent our clients’ interests, we became more active to push the board and McClendon to focus on what mattered – de-risking the balance sheet, managing costs and reducing discretionary spending while gas prices stayed at uneconomic levels, and focusing on operating the company rather than convincing the world of the long-term case for natural gas. The stock’s decline, pressure from Southeastern and Carl Icahn, and a looming proxy vote brought the most significant governance changes that we have ever witnessed at a company.

•	They split the chairman and CEO roles;
•	They ended the controversial Founders Well Participation Program (FWPP) early;
•	They reduced board compensation and benefits;
•	They replaced four board members, with three nominees from Southeastern and one from Icahn, and replaced a fifth member with a new chair;
•	They vetted the new, independent chair with Southeastern and Icahn;
•	They will replace an additional director at the conclusion of a current audit committee investigation.

In total, the nine board members will consist of seven nominees pre-approved and/or submitted by Southeastern, including Lou Simpson who joined in 2011. The board fully embraces its duty to represent shareholders’ interests. Each member has a record of overseeing corporate assets and holding management accountable for value growth and recognition. Most have indicated their view of CHK’s upside by significant share purchases since their appointments.

Our process and case: Throughout the controversy, nobody has questioned the quality of the company’s assets. McClendon has done an excellent job building a portfolio of some of the

Longleaf Partners Funds	¡	3

best oil and gas acreage in the U.S. at attractive prices. Given the headlines, however, many have asked how CHK meets our “good people” criteria. As a first mover in leasing many shale plays and in pioneering horizontal drilling and fracking, McClendon has long been controversial. From the outset of our investment, we required even more due diligence than normal. Through our multiple industry, client, professional, and personal contacts, we gained insight about McClendon and arrived at a different conclusion than the image currently portrayed by CHK short sellers and much of the media. Also ignored in the criticism is that in 2011, McClendon was recognized as one of only eight public company CEOs who have been in place for over two decades and have earned a 20%+ yearly return for shareholders over that time.

As with every investment, from the outset we had to weigh CHK’s positives against its negatives. We fought against the FWPP behind the scenes well before it dominated headlines. Other negatives were not nearly as dramatic as recently characterized and had been available for years in the public domain to those who took the time to do their research. All of the leadership controversy is now moot. We go forward at CHK with one of the best and most vested independent boards that we have seen. They will be well informed and will make decisions only in the best interests of owners. Combining the new governance with some of the best physical assets that we have owned makes us enthusiastic to have CHK as a core holding in the Partners Fund.

Lessons learned: Our conviction about CHK does not mean we are complacent about our path of ownership. We have learned two important lessons as our investment has unfolded. First, we recognize that in commodity businesses, being a low cost provider is not enough of an advantage for an overweight position since the commodity price is subject to going below the cost of production for an unpredictable period of time. Second, we learned a lesson that reinforces the importance of being a long-term investor who tries to work productively with management when change is warranted. We had much more influence in the tremendous governance transformation than we would have otherwise had if we had initiated our investment with guns blazing. The board and management listened to, trusted, and addressed our views knowing that our only agenda was to benefit long-term shareholders.

Context Beyond the Quarter

The second quarter serves as a microcosm of the much broader and longer lasting safety bubble that began inflating in the 2008 bear market. Whether measured by net flows of $1.2 trillion from U.S. equity funds into bond funds over the last 4.5 years, or the fact that dividend yields are materially higher than 10 year U.S. Treasuries for only the third time post-World War II, the flight to safety has had a dramatic impact on equity valuations. Investors are avoiding volatility at an arguably high cost. They prefer U.S. or German bonds yielding less than 2% to corporate earnings yields at 6-9%, as measured by S&P 500, Russell 2000, and EAFE P/E estimates. They are paying large premiums for long-lived stable income via owning toll roads or airports in private infrastructure funds. They have pushed stocks with high dividend yields and stable earnings to or through fair values and abandoned the margin of safety priced into competitively entrenched businesses with high returns on capital but with more cyclical earnings and/or any debt. As with all investment bubbles, while it lasts, participants are rewarded, but when it collapses, which is always unexpected, the capital losses can be tremendous. This may be particularly true when investors think they own safety. If bonds begin to migrate to their 50 year average yield-to-maturity of 6+%, the bond price devastation will be substantial.

Many Longleaf shareholders have been our partners long enough to remember other periods when our intrinsic value investing approach was out of favor, causing disappointing relative returns. Those clients’ patience was rewarded by the strong outperformance when these periods reversed. When the current safety bubble bursts, our holdings should again greatly benefit. Our investment philosophy and rigorous discipline have been the mainstays that enabled us to generate our long-term

4	¡	Semi-Annual Report

Letter To Our Shareholders

Our investment philosophy and rigorous discipline have been the mainstays that enabled us to generate our long-term successful results.

successful results. We believe our unwavering investment process is more relevant than ever.

•	Require investments to qualify on business, people, and price.
•	Constantly test our assumptions and investment cases, making any necessary adjustments to appraisals and portfolios.
•

Take advantage of macro market movements to improve the risk/reward profile of portfolios by trimming more fully valued holdings and investing in more discounted names or holding cash until we find qualifiers.

•	Be introspective and analytical about the world around us and our experience at each company to make future decisions better informed.
•

Maintain our commitment to client alignment via our substantial investment in the Longleaf Funds. (In addition to our normal personal inflows, the portfolio management team invested a substantial amount into the International Fund in the second quarter.)

We are grateful for your partnership and enthusiastic about the Funds’ current opportunity for future compounding.

Sincerely,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

August 10, 2012

Partners Fund	Longleaf Partners Funds	¡	5

Partners Fund Management Discussion

Longleaf Partners Fund declined 5.2% in the second quarter, reversing the Fund’s outperformance of the S&P 500 in the first quarter. Year-to-date the Fund is up 7.0%. In comparison, the S&P 500 dropped 2.8% in the quarter and is ahead 9.5% for the first half of 2012.

Cumulative Returns at June 30, 2012

	25 Year	20 Year	Ten Year	Five Year	Three Year	One Year
Partners Fund	1135.43%	620.73%	57.04%	-16.19%	51.87%	-5.65%

S&P 500 Index	690.09	396.17	68.13	1.09	57.70	5.45

Macro-driven market environments that ignore company fundamentals often hurt short-term relative results for intrinsic value investors, but allow those who base investments on underlying business characteristics to construct portfolios at deep discounts, thereby laying the foundation for future compounding. The chart below shows that the Fund has delivered superior results following previous periods of five year underperformance.

Difference Between Longleaf Partners Fund and S&P 500 Index For Rolling 5 Year Periods Since Inception

See page 8 for additional performance information.

6	¡	Semi-Annual Report	Partners Fund

Partners Fund Management Discussion

... macro-driven volatility continues to swing performance somewhat dramatically over short intervals but has provided opportunities...

The Fund had several performance bright spots in a challenging quarter. Disney gained 11%, taking its 2012 return to 31%. Disney’s results were ahead of expectations with higher ad revenues at ESPN and the Disney channels, lower programming and production costs at ABC, and higher attendance and spending at the theme parks. We trimmed the position to a more normal weight. Travelers, among the top U.S. property/casualty insurers, returned 9% over the last three months as the company beat earnings expectations, raised its dividend, and repurchased 6 million shares. A lower combined ratio reflected stronger pricing and solid underwriting. We reduced the position as it became overweight. InterContinental, the world’s largest hotel operator under the InterContinental, Holiday Inn and Crowne Plaza flags, added 6% in the quarter and has been the largest YTD contributor, rising 37%. REVPAR (revenue per available room) grew 7% company-wide and should increase over the next few years given tight supply in the U.S. and growing demand in China. The company owns several trophy properties, including locations in London and Hong Kong. At the end of May activist fund Trian bought a stake. We scaled our position to a normal weight after its strong run.

In spite of retreating 13% in the quarter, Cemex remained among the Fund’s best performers for 2012 with a 30% gain. The peso’s recent weakness impacts the translation of Mexican earnings into dollars. Aside from currency fluctuations, results have been strong this year with increased volumes in the U.S. and South America and solid pricing in Mexico. The U.S. has turned EBITDA (earnings before interest, taxes, depreciation, amortization) positive for the first time since 2008, and the recent two year federal road bill extension will unlock needed funds for highway projects. Additionally, Cemex and the banks that comprise half of its debt were renegotiating and extending terms at quarter end. We exchanged some of our equity for convertible bonds to take advantage of the opportunity to move up the capital structure at an attractive yield to maturity and conversion price. We maintain a large percentage of Cemex’s upside while dramatically decreasing downside risk.

Dell and Chesapeake accounted for much of the Fund’s second quarter decline and became the largest performance detractors for the YTD. Dell fell 25% in the quarter making its 2012 return -15%. Disappointing earnings were primarily driven by a steeper decline than anticipated in notebook revenues. We lowered our appraisal to reflect slower notebook revenues and adjusted margin growth in the enterprise business to account for a larger sales force and the time lag to fully integrate acquired products. Our new appraisal equates to the company’s value a year ago. Results in the quarter supported the overall case for Dell transforming from low margin, declining hardware to growing, higher margin solutions. Enterprise grew 5% and represented over half of adjusted operating income. The broader migration to mobile and cloud computing will accelerate the transition pace. Michael Dell is one of the most vested and engaged CEOs we have as a partner. The company repurchased shares at a 4% annualized rate. Dell trades at less than 4.5 times free cash flow adjusting for the net cash.

Chesapeake, the U.S. oil and gas exploration and production company, fell 20% in the quarter and is down 16% YTD. As discussed in the Shareholder Letter on pages 2 and 3, decade-low natural gas prices, governance questions, and concerns over 2012 cash needs pressured the stock. The company owns some of the best oil and gas acreage in the U.S. at an extremely low cost. We became more active in the quarter to overhaul the board and encourage a focus on near-term financing and cost management. As a result, seven of the nine board members will have been pre-approved and/or submitted by Southeastern. This group is committed to prudently growing value per share and gaining recognition for that value. Following the governance transformation, we slightly increased our position via convertible preferreds which have an attractive yield and a convert price that is significantly below our appraisal.

In addition to the trims and additions mentioned above, we sold our Colgate-Palmolive option positions and added two new qualifiers, Berkshire Hathaway and Vivendi, both which we have previously owned. Colgate, which we held via a

Partners Fund	Longleaf Partners Funds	¡	7

five year “risk reversal” that gave us upside in the price over $80/share and an entry price of $65 if the stock traded down to that level, was around $77 when we took the position in early 2011. Because of low interest rates and the stability of this dominant oral and personal care products company, the net cost for our long exposure over $80 was only $3.50/share. We closed out the position for approximately $18.50/share because the stock approached full value based on our DCF model. When Berkshire Hathaway fell close to book value, we bought the stock for the second time. The company’s capital strength and investment success provide an advantage in its insurance businesses which comprise just over half of our appraisal, and the competitively entrenched operating companies include the railroad, Burlington Northern, and the utility and pipeline business, MidAmerican. We have superior partners not only in Warren Buffett, but also in the next level of management responsible for the different pieces. His recent share repurchase plan reflects his view that the stock is discounted. Additionally, the board is structured to insure a consistent approach and culture long past Buffett’s tenure. Vivendi moved out of our buying range soon after we started the position when the company announced that its CEO, who was thought to be against monetizing the company’s undervalued assets, stepped down due to differences over strategy.

The Fund primarily owns industry leaders with vested and capable corporate partners. The market’s macro-driven volatility continues to swing performance somewhat dramatically over short intervals but has provided opportunities to make important adjustments to existing holdings and to find new investment qualifiers. Likewise, many of our management partners are building value per share through repurchasing stock at deep discounts, taking advantage of “Mr. Market’s” manic moves. The Fund trades at an attractive P/V in the low-60%s, and we expect values to continue to increase.

8	¡	Semi-Annual Report	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2012

	Since Inception	20 Year	Ten Year	Five Year	One Year	YTD
Partners Fund	10.66%	10.38%	4.62%	-3.47%	-5.65%	7.02%

S&P 500 Index	8.74	8.34	5.33	0.22	5.45	9.49

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit southeasternasset.com for more current performance information. The annualized expense ratio for the Longleaf Partners Fund is 0.91%. The risks associated with an investment in the Longleaf Partners Fund are detailed on page 6 of the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

Partners Fund	Longleaf Partners Funds	¡	9

Portfolio Summary

Portfolio Holdings at June 30, 2012

		Net Assets
Common Stock		89.7%

Loews Corporation	6.9

DIRECTV	6.4

Chesapeake Energy Corporation	6.2

Aon plc	6.0

FedEx Corporation	5.3

Koninklijke Philips Electronics N.V.	5.0

Vulcan Materials Company	4.9

The Bank of New York Mellon Corporation	4.8

Dell Inc.	4.7

The Walt Disney Company	4.7

CONSOL Energy Inc.	4.7

Abbott Laboratories	4.5

The Travelers Companies, Inc.	4.4

InterContinental Hotels Group PLC	4.4

Level(3) Communications, Inc.	4.1

Liberty Interactive Corporation	3.7

Berkshire Hathaway Inc.	3.0

Franklin Resources, Inc.	2.9

Cemex S.A.B. de C.V. ADS	1.6

Vivendi S.A.	0.9

Willis Group Holdings Public Limited Company	0.6

Preferred Stock		1.1

Chesapeake Energy Corporation	1.1

Corporate Bonds		3.8

Cemex S.A.B. de C.V. ADS	3.8

Options & Swaps		2.4

Dell Inc. Options	2.0

Cemex S.A.B. de C.V. ADS Note Swaps	0.4

Cash Reserves		3.1

Other Assets and Liabilities, net		(0.1)

		100.0%

Portfolio Changes

January 1, 2012 through

June 30, 2012

New Holdings	Quarter
Berkshire Hathaway Inc. – Class B	2Q

Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	2Q

Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75%	2Q

Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16	1Q

Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18	1Q

CONSOL Energy Inc.	1Q

Vivendi S.A.	2Q

Eliminations
Colgate-Palmolive Company Options	2Q

Level(3) Communications, Inc., 15% Convertible Senior Notes due 1/15/13(a)	1Q

NKSJ Holdings, Inc.	1Q

Yum! Brands, Inc.	1Q

(a)	Exchanged for Level(3) common stock

10	¡	Semi-Annual Report	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	4,723,000	$432,674,030	5.3%

Capital Markets
The Bank of New York Mellon Corporation	17,879,895	392,463,695	4.8
Franklin Resources, Inc.	2,102,305	233,334,832	2.9

		625,798,527	7.7

Computers & Peripherals
Dell Inc.*(c)	30,878,000	386,592,560	4.7

Construction Materials
Cemex S.A.B. de C.V. ADS* (Foreign)	18,952,158	127,548,023	1.6
Vulcan Materials Company(b)	10,120,000	401,865,200	4.9

		529,413,223	6.5

Diversified Telecommunication Services
Level(3) Communications, Inc.*(b)	15,026,565	332,838,415	4.1
Vivendi S.A. (Foreign)	3,894,007	72,354,257	0.9

		405,192,672	5.0

Hotels, Restaurants & Leisure
InterContinental Hotels Group PLC (Foreign)(b)	14,630,000	352,209,023	4.3
InterContinental Hotels Group PLC ADR (Foreign)(b)	330,712	7,970,159	0.1

		360,179,182	4.4

Industrial Conglomerates
Koninklijke Philips Electronics N.V. (Foreign)	17,117,000	337,302,865	4.1
Koninklijke Philips Electronics N.V. ADR (Foreign)	3,426,019	67,389,794	0.9

		404,692,659	5.0

Insurance
Aon plc (Formerly Aon Corporation)(Foreign)(c)	10,442,812	488,514,745	6.0
Berkshire Hathaway Inc. – Class B*	2,926,000	243,823,580	3.0
Loews Corporation(c)	13,853,000	566,726,230	6.9
The Travelers Companies, Inc.(c)	5,675,370	362,315,621	4.4
Willis Group Holdings Public Limited Company (Foreign)	1,357,143	49,522,148	0.6

		1,710,902,324	20.9

Internet & Catalog Retail
Liberty Interactive Corporation – Series A*	16,873,000	300,170,670	3.7

Media
DIRECTV – Class A*	10,668,141	520,818,644	6.4
The Walt Disney Company(c)	7,877,000	382,034,500	4.7

		902,853,144	11.1

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation(c)	27,410,576	509,836,713	6.2
CONSOL Energy Inc.(b)	12,583,000	380,509,920	4.7

		890,346,633	10.9

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	11

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Pharmaceuticals
Abbott Laboratories	5,735,570	$369,772,198	4.5%

Total Common Stocks (Cost $6,787,336,751)		7,318,587,822	89.7

Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	56,500	48,745,375	0.6
Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75%	45,480	38,828,550	0.5

Total Preferred Stocks (Cost $83,894,895)		87,573,925	1.1

Corporate Bonds
Construction Materials
Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16 (Foreign)	212,921,000	181,781,304	2.2
Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18 (Foreign)	153,203,000	128,882,024	1.6

Total Corporate Bonds (Cost $327,641,824)		310,663,328	3.8

Options Purchased

	Share Equivalents
Computers & Peripherals
Dell Inc. Call, 12/14/15, with Deutsche Bank, Strike Price $7	12,500,000	78,000,000	1.0
Dell Inc. Call, 12/14/15, with Morgan Stanley, Strike Price $7	12,500,000	83,000,000	1.0

Total Options Purchased (Cost $212,877,091)		161,000,000	2.0

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 7/2/12, Repurchase price $256,351,214 (Collateral: $212,450,000 U.S. Treasury Note & Bond, 0.90% – 2.51% due 2/15/19 to 2/15/40 , Value $261,480,453)	256,351,000	256,351,000	3.1

Total Investments (Cost $7,668,101,561)(a)		8,134,176,075	99.7
Swap Contracts		31,693,358	0.4
Other Assets and Liabilities, Net		(7,652,779)	(0.1)
Net Assets		$8,158,216,654	100.0%
Net asset value per share		$28.52

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $8,151,827,582. Net unrealized appreciation of $466,074,514 consists of unrealized appreciation and depreciation of $1,283,341,711 and $(817,267,197), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	A portion designated as collateral for swap contracts. See Note 9.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 22% of net assets.

See Notes to Financial Statements

12	¡	Semi-Annual Report	Partners Fund

Portfolio of Investments

Swap Contracts

	Unrealized Gain	Market Value	% of Net Assets
Construction Materials
Cemex Note Swap Contracts with Deutsche Bank due 3/15/16	$34,156,193	$31,693,358	0.4%

Components of Cemex Note Swap Contracts	Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16 (Foreign)	Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18 (Foreign)	Total
Principal of underlying notes	$99,000,000	$70,000,000
Unrealized appreciation	21,544,708	10,638,025	$32,182,733
Accrued interest	2,574,773	2,100,620	4,675,393
Financing Fee	(889,624)	(686,915)	(1,576,539)
Interest rate adjustment upon early termination	(635,048)	(490,346)	(1,125,394)
Unrealized gain	22,594,809	11,561,384	34,156,193
Purchased interest payable	(1,176,897)	(1,285,938)	(2,462,835)
Due from Deutsche Bank	$21,417,912	$10,275,446	$31,693,358

See Notes to Financial Statements

14	¡	Semi-Annual Report	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund significantly outperformed the Russell 2000 Index, gaining 3.0% in the quarter and 13.2% for the year-to-date versus the benchmark’s -3.5% and 8.5% respectively. While the broader market headwinds over the last five years have challenged our absolute goal of inflation plus 10%, the Fund’s longer term returns shown below have surpassed those of the benchmark.

Cumulative Returns at June 30, 2012

	20 Year	Ten Year	Five Year	Three Year	One Year
Small-Cap Fund	896.49%	146.13%	9.47%	87.60%	1.28%

Russell 2000 Index	456.50	96.75	2.73	63.46	-2.08

See page 16 for additional performance information.

A number of holdings helped second quarter results and have led to the strong YTD return. The Fund’s largest position, Texas Industries, the cement and aggregates company that operates in Texas and California, added 11% in the quarter and is up 27% this year. Demand in Texas increased over last year even though the U.S. economy remains in a slump, but more importantly, the company is beginning to see stronger pricing. As its new central Texas plant comes on line this fall, the company will begin seeing revenue benefits from significant long-term capital investment. In spite of the stock’s strength, the company sells for a steep discount to our appraisal as many investors wait for increased infrastructure spending and a U.S. economic recovery to be more visible. tw telecom, which provides fiber communications networks to businesses, added 16% in the quarter and has gained 32% YTD. Margins were strong and EBITDA grew year-over-year at 8.5%, and at a higher annualized rate in the quarter. We trimmed the position to maintain a more normal portfolio weight. Vail Resorts, the owner of ski resorts in Colorado and Nevada, added 16% over the last three months to generate a 19% return in 2012. In spite of the warmest winter in memory, revenues held up reasonably well even though visits declined. In another indicator of the company’s pricing power, season pass sales for next winter are up significantly over last year. Scripps Networks, which owns cable channels including the Food Network, HGTV, and the Travel Channel, reported double-digit revenue growth in the quarter and beat expectations for its main brands. Management also took advantage of the discounted price to repurchase shares at a 14% annualized rate. We trimmed the over-sized position. Madison Square Garden added 9% over the last three months, and is among the top performers for the year with a 31% gain.

During the quarter, only a handful of names declined. Lamar, the billboard advertising company, lost 12%. With the company’s migration to more digital boards in the aftermath of 2008, quarterly results have become more difficult to predict. The company conservatively estimated 3% growth for the second quarter versus the 4% delivered in the previous quarter. Additionally, a major competitor, Clear Channel, gave disappointing near term guidance. We view quarterly guidance as noise that has little to do with long-term value, and we encourage most of our investees to avoid providing such short-term guesses. Lamar remains significantly undervalued. Level(3) fell 14% in the quarter, but is up 30% in 2012. While our appraisal remained intact, short-term currency weakness impacted the stock as Brazilian and European revenues are a larger part of the business post the Global Crossing merger. Additionally, the market over penalized the Netflix announcement that they will begin using more caching and therefore less Level(3) bandwidth to send movies. The revenues Level(3) will lose from Netflix are a small percentage of Level(3)’s sales and were at a lower margin such that the profit

Small-Cap Fund	Longleaf Partners Funds	¡	15

impact will be minimal. With the price weakness we added to our position. Quicksilver gained 8% in the quarter but was the largest detractor to the Fund’s YTD results with the stock down 19%. While the market remains skeptical that the company will monetize some of its assets amid depressed natural gas prices, recent comparable deals in Texas and British Columbia make our appraisal of Quicksilver’s assets look too conservative. We believe the Darden family will successfully pursue value recognition, and we added to our stake. Wendy’s declined 5% in the quarter and has negatively impacted 2012 results with the stock down 11%. The company delivered revenues and operating cash flow below expectations primarily due to an unsuccessful roll out of the “W” cheeseburger. Longer term, the company is implementing major changes to move to a more premium brand over the next five years. Emil Brolick’s track record at YUM gives us confidence that this migration will be successful.

We sold Dillard’s which we bought in 2007 for an average price of $20.70/share, and the stock proceeded to fall to $3 during the financial crisis. Through our almost five years of ownership, our management partners and large stock owners, Bill and Alex Dillard, proved to be excellent operators and capital allocators. They continually outperformed peers by managing costs, controlling inventory, closing nonperforming stores, and delivering better margins. They also sold a number of stores at attractive prices and used much of the proceeds plus the growing cash coupon to repurchase shares cheaply. Over the course of our holding, they bought in 40% of the company. As Dillard’s gained 41% this year and rose above $70, we sold our position near our appraisal. We owe credit for the stock’s more than three-fold gain to the Dillards and board members including Brad Martin, who recently agreed to join the Chesapeake board. During the quarter we added Leucadia, which lets us partner with a proven management team overseeing an undervalued set of assets.

The Fund sells for an attractive P/V in the high-60%s, around the long-term average. Given the sales in the quarter, we have liquidity to purchase the next qualifying investment. Our companies are well positioned within their industries and have the ability to materially grow their prospective values. We have capable, vested partners, and our ongoing conversations include discussions of the capital allocation choices that will best build value per share.

Our companies are well positioned within their industries and have the ability to materially grow their prospective values.

16	¡	Semi-Annual Report	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2012

	Since Inception	20 Year	Ten Year	Five Year	One Year	YTD
Small-Cap Fund	10.54%	12.18%	9.42%	1.83%	1.28%	13.16%

Russell 2000 Index	8.79	8.96	7.00	0.54	-2.08	8.53

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit southeasternasset.com for more current performance information. The annualized expense ratio for the Longleaf Partners Small-Cap Fund is 0.91%. The risks associated with an investment in the Longleaf Partners Small-Cap Fund are detailed on page 14 of the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, small-cap risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

Small-Cap Fund	Longleaf Partners Funds	¡	17

Portfolio Summary

Portfolio Holdings at June 30, 2012

		Net Assets
Common Stock		90.8%

Texas Industries, Inc.	8.8

The Madison Square Garden Company	6.6

Service Corporation International	6.5

Lamar Advertising Company	5.3

Vail Resorts, Inc.	5.0

The Washington Post Company	4.8

Martin Marietta Materials, Inc.	4.7

tw telecom inc.	4.7

Saks Incorporated	4.6

Level(3) Communications, Inc.	4.2

Fairfax Financial Holdings Limited	4.2

Scripps Networks Interactive, Inc.	4.2

Everest Re Group, Ltd.	4.1

Quicksilver Resources Inc.	4.0

DineEquity, Inc.	4.0

The Wendy’s Company	3.9

Willis Group Holdings Public Limited Company	3.7

Leucadia National Corporation	3.1

Potlatch Corporation	2.7

Markel Corporation	1.7

Cash Reserves		8.7

Other Assets and Liabilities, net		0.5

		100.0%

Portfolio Changes

January 1, 2012 through

June 30, 2012

New Holdings	Quarter
Leucadia National Corporation	2Q

Eliminations
Dillards, Inc.	2Q

Olympus Corporation	2Q

18	¡	Semi-Annual Report	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Construction Materials
Martin Marietta Materials, Inc.	1,971,000	$155,354,220	4.7%
Texas Industries, Inc.*(b)	7,510,757	292,994,631	8.8

		448,348,851	13.5

Diversified Consumer Services
Service Corporation International(b)	17,451,523	215,875,339	6.5

Diversified Financial Services
Leucadia National Corporation	4,888,823	103,985,265	3.1

Diversified Telecommunication Services
Level(3) Communications, Inc.*	6,358,000	140,829,700	4.2
tw telecom inc.*(b)	6,048,000	155,191,680	4.7

		296,021,380	8.9

Hotels, Restaurants & Leisure
DineEquity, Inc.*(b)	2,978,100	132,942,384	4.0
Vail Resorts, Inc.(b)	3,317,000	166,115,360	5.0
The Wendy’s Company(b)	27,857,000	131,485,040	3.9

		430,542,784	12.9

Insurance
Everest Re Group, Ltd. (Foreign)	1,335,000	138,159,150	4.1
Fairfax Financial Holdings Limited (Foreign)	351,372	139,133,787	4.2
Markel Corporation*	130,049	57,442,643	1.7
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	123,993,020	3.7

		458,728,600	13.7

Media
Lamar Advertising Company – Class A*	6,129,500	175,303,700	5.3
The Madison Square Garden Company – Class A*	5,869,400	219,750,336	6.6
Scripps Networks Interactive, Inc. – Class A	2,442,995	138,908,696	4.2
The Washington Post Company – Class B(b)	428,000	159,994,960	4.8

		693,957,692	20.9

Multiline Retail
Saks Incorporated*(b)	14,313,000	152,433,450	4.6

Oil, Gas & Consumable Fuels
Quicksilver Resources Inc.*(b)	24,587,000	133,261,540	4.0

Real Estate Investment Trusts
Potlatch Corporation(b)	2,771,221	88,512,799	2.7

Total Common Stocks (Cost $2,707,359,052)		3,021,667,700	90.8

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	19

continued

Short-Term Obligations

	Principal Amount	Market Value	Net Assets
Repurchase Agreement with State Street Bank, 0.01% due 7/2/12, Repurchase price $124,793,104 (Collateral: $90,905,000 U.S. Treasury Bond,
2.51% due 2/15/40 , Value $127,292,272)	124,793,000	$124,793,000	3.7%
U.S. Treasury Bills, 0.06% – 0.07% due 8/16/12 to 9/6/12	165,000,000	164,986,965	5.0

Total Short-Term Obligations (Cost $289,776,124)		289,779,965	8.7

Total Investments (Cost $2,997,135,176)(a)		3,311,447,665	99.5
Other Assets and Liabilities, Net		15,292,759	0.5
Net Assets		$3,326,740,424	100.0%
Net asset value per share		$28.55

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $2,999,053,877. Net unrealized appreciation of $314,312,489 consists of unrealized appreciation and depreciation of $609,919,604 and $(295,607,115), respectively.

(b)	Affliated issuer during the period. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 12% of net assets.

See Notes to Financial Statements

20	¡	Semi-Annual Report	International Fund

International Fund Management Discussion

Longleaf Partners International Fund declined 9.3% in the second quarter, but remains positive year-to-date with total a return of 1.1%. The EAFE Index fell 7.1% over the last three months and is up 3.0% in 2012. Recent returns have weighed on our medium-to-longer-term relative and absolute performance, but the Fund has almost tripled the return of the benchmark since inception.

Cumulative Returns at June 30, 2012

	Inception	Ten Year	Five Year	Three Year	One Year
International Fund	155.06%	37.90%	-31.65%	7.32%	-22.31%

EAFE Index	51.96	65.13	-26.99	18.98	-13.83

See page 24 for additional performance information.

Broad market declines as well as a handful of short-term, company-specific disappointments generated negative performance in the quarter. Companies with exposure – perceived or real – to Europe, cyclical industries, and/or commodity prices were negatively impacted as fear of global economic challenges and political uncertainty drove stock prices. The first two quarters of 2012 illustrate the volatile “risk on, risk off” nature of markets today. In the first quarter a burst of risk appetite helped many of our most heavily punished holdings from 2011 rebound significantly. Just as quickly, fear reclaimed investors, and those stocks lost ground. Each of the Fund’s top five contributors this year had strong first quarter returns, but four gave back a portion over the last three months. Despite the rapid price movements, most of our appraisals held steady or grew because our models assumed slow growth over the next few years and revenue declines in Europe through 2014.

Ingersoll-Rand, up 40% year-to-date, was the top contributor in the half after a strong first quarter. Unlike many of its industrial peers, Ingersoll-Rand made gains in the quarter. The company reported order growth, solid revenues, and good margins in its most important segments. Additionally, Trian took a 7% stake in the company with intentions to drive value recognition. Given the stock’s strength and portfolio overweight, we trimmed our stake. After a 13% decline over the last three months,

Cemex has gained 30% in 2012. The peso’s recent weakness impacts the translation of Mexican earnings into dollars. Aside from currency fluctuations, results have been strong this year with increased volumes in the U.S. and South America and solid pricing in Mexico. The U.S. has turned EBITDA (earnings before interest, taxes, depreciation, amortization) positive for the first time since 2008, and the recent two year federal road bill extension will unlock needed funds for highway projects. Additionally, Cemex and the banks that comprise half of its debt were renegotiating and extending terms at quarter end. We exchanged some of our equity for convertible bonds to take advantage of the opportunity to move up the capital structure at an attractive yield to maturity and conversion price. We maintain a large percentage of Cemex’s upside while dramatically decreasing downside risk. Lafarge added 27% in the first half after cement volume and price gains in all regions except for Western Europe, which was flat. Margins are growing as management focuses on higher capacity utilization and cost reductions. We sold short-term covered calls that pay an attractive premium for selling shares at a price where we would trim the position anyway given recent appreciation and portfolio weighting.

Accor gave back 8% of its first quarter gains in the last three months but added 29% for the YTD. As Europe’s largest hotel operator, Accor has the highest exposure to the European consumer in the

International Fund	Longleaf Partners Funds	¡	21

portfolio. Given its dominant position in the economy hotel space, Accor has attracted travelers trading to lower end brands and demonstrated the strength of its moat with strong results during the 2008-2009 downturn. We trimmed the position early in the quarter and realized an attractive premium in selling the related covered calls.

Henderson Land, which we began acquiring late in the first quarter, is one of Hong Kong’s largest property developers and was the top contributor to the Fund’s second quarter performance. Chairman Shau Kee Lee’s family owns 61% of the company, and he personally has bought over HK$750 million in shares this year and HK$13.6 billion (US$1.7 billion) in 2011. Henderson Land’s 40% stake in publicly listed utility Hong Kong & China Gas accounts for about 54% of the stock price of Henderson Land, creating a significant discount in the price of the company’s residential and commercial property investments in Hong Kong and China. While Henderson sells at a discount due to general fear over Chinese real estate, HK & China Gas trades above fair value, benefitting from the flight to stability found in utilities. To isolate the value of the undervalued property business, we shorted out our exposure to Hong Kong and China Gas. In the quarter we added to this paired trade which we own via a swap with cheap financing through a single counterparty.

ACS, the Spanish infrastructure and construction company, rallied 32% from its low on May 16 but remained the largest detractor from year-to-date performance, down 26%. Spain’s main index, the IBEX 35 where ACS is listed, contains 35 companies, many with low free float. As a result, ACS has become a proxy for shorting Spain and faces macro-related headwinds. In the second quarter, the company’s energy related assets weighed on the stock when the Spanish government announced plans to levy taxes on all power generating assets but offered no specifics. The media has suggested that onerous taxes will be placed on both nuclear power and renewables. Until the government provides clarification on renewables taxes, ACS is unlikely to close sales of its remaining thermal solar and wind parks.

Additionally, the uncertainty provoked an intense selloff in all Spanish energy companies, including Iberdrola (IBE) where ACS is the largest shareholder. IBE’s decline created concern that banks would call in the loans ACS held against its IBE stake. To reduce the threat, in April ACS sold just under 4% of Iberdrola at €3.60/share. The sale, however, exacerbated worries that the company would have to sell its remaining 15% in IBE at a discount. After quarter end, ACS announced that it refinanced the loans on its IBE stake, freeing the cash that was held as collateral and capping any further downside risk in the IBE share price below €3.00 per share. Eliminating IBE price risk and limiting upside was preferable to selling the position at a severely discounted market price. While ACS management’s overall capital allocation record has rewarded long-term shareholders, IBE has been a costly mistake. ACS’ other equity holding, Hochtief (HOT), fell 20% in the quarter and impacted both ACS’ price as well as the Fund’s results since we own a direct position in HOT. In addition to concerns over whether ACS could become a forced seller of its 50% stake in the company. Hochtief management has yet to deliver on its promise to focus on core operations and sell stakes in six airports and non-core real estate assets. The company sold its Chilean toll road at an attractive price in the second quarter. After deducting the market value of HOT’s 55% stake in publicly traded Leighton (the Australian contract mining and engineering company) from HOT’s price, the company’s remaining assets sell for €4.50/share, a fraction of the combined worth of its airport stakes, concession assets, real estate, and core operations. We took advantage of the market’s irrational undervaluaton to increase our stake.

Brazilian-based oil and gas exploration and production company HRT fell 55% in the second quarter under a comprehensive storm of pressures – first, the Brazilian stock market dropped 24% (in U.S. dollar terms); second, the price of oil fell 19%; third, drilling results on HRT’s 6th Brazilian well showed oil that is uneconomic to procure; and fourth, another firm drilled a dry hole in Namibia, albeit in a different basin from HRT’s blocks without direct read

ACS has become a proxy for shorting Spain...

22	¡	Semi-Annual Report	International Fund

International Fund Management Discussion

across. However, production is several years away, and current oil prices are above the marginal cost of production. HRT’s acreage includes land that is already producing oil for Petrobras, and the $1 billion that TNK-BP paid for a 45% stake in the Brazilian assets indicates the longer term demand for these reserves. In Namibia, majors are showing increasing interest, and the geological data is promising. The severely discounted stock trades for its net cash, giving investors the Brazilian wells and Namibian leases free.

Dell fell 25% in the quarter making its 2012 return -15%. Disappointing earnings were primarily driven by a steeper decline than anticipated in notebook revenues. We lowered our appraisal to reflect slower notebook revenues and adjusted margin growth in the enterprise business to account for a larger sales force and the time lag to fully integrate acquired products. Our new appraisal equates to the company’s value a year ago. Results in the quarter supported the overall case for Dell transforming from low margin, declining hardware to growing, higher margin solutions. Enterprise grew 5% and represented over half of adjusted operating income. The broader migration to mobile and cloud computing will accelerate the transition pace. Michael Dell is one of the most vested and engaged CEOs we have as a partner. The company repurchased shares at a 4% annualized rate. Dell trades at less than 4.5 times free cash flow adjusting for the net cash.

Carrefour declined 23% in the quarter. The company’s core French and European business continued to suffer under economic headwinds and increased competitive challenges. New CEO Georges Plassat brings an impressive pedigree to the task of turning around this European retailer but faces a brutal environment. As our discipline dictates for a name whose value has declined significantly, we reassigned coverage to take a fresh look at our Carrefour case. Our original appraisal underestimated the complexity and time needed to turn around the French and Spanish hypermarkets. While then-CEO Lars Olofsson had excellent credentials from his time at Nestle, his lack of retail experience combined with the challenges of turning around the European business of Carrefour, proved that he was not the right person for the job. A large part of our margin of safety rested in the undervaluation of Carrefour’s French real estate and non-core geographies. While Plassat has indicated his willingness to shrink the company’s footprint and rationalize real estate in core markets, economic conditions are likely to prolong progress. The stock remains discounted from its long-term value, but the company’s outlook will likely get worse before improving. We determined that Carrefour no longer meets our criteria and completed the exit after quarter end.

We sold our Colgate-Palmolive option positions and added two new qualifiers, Vivendi and Anglo American, both which we have previously owned. Colgate, which we held via a five year “risk reversal” that gave us upside in the price over $80/share and an entry price of $65 if the stock traded down to that level, was around $77 when we took the position in early 2011. Because of low interest rates and the stability of this dominant oral and personal care products company, the net cost for our long exposure over $80 was only $3.50/share. We closed out the position for approximately $18.50/share because the stock approached full value based on our DCF model. Vivendi moved out of our buying range soon after we started the position when the company announced that its CEO, who was thought to be against monetizing the company’s undervalued assets, stepped down due to differences over strategy. We initiated a position in Anglo American, a global leader in iron ore, diamond, and precious metals mining. While Anglo American trades at a large discount to value, its public stake in iron ore miner Kumba sells at a premium. To increase our margin of safety, we bought a long position in Anglo American and shorted our exposure to Kumba. This trade was similar to our previous ownership of these assets in 2000 when we bought DeBeers (the diamond business) and shorted our exposure to the company’s overvalued public stake in Anglo American (the base metals business).

International Fund	Longleaf Partners Funds	¡	23

Several recent purchases and sales have involved swaps or options. While we have opportunistically owned positions other than long equity securities in the past, the combination of low financing costs and high premiums associated with volatility has increased the attractiveness of various investment structures. When interest rates rise and/or markets become less volatile, these derivative structures will likely become less attractive relative to owning the straight equity.

We own a collection of competitively entrenched businesses managed by shareholder-oriented, owner-operators. The price-to-value ratio of the portfolio is in the high-50%s, below the long-term average. Many of the European and more cyclical businesses that are among the most discounted names in the portfolio are best positioned to drive long-term outperformance. The portfolio management team invested a substantial amount into the Fund in the second quarter to take advantage of the compelling opportunity.

24	¡	Semi-Annual Report	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2012

	Since Inception	Ten Year	Five Year	One Year	YTD
International Fund	7.09%	3.27%	-7.33%	-22.31%	1.09%

EAFE Index	3.11	5.14	-6.10	-13.83	2.96

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit southeasternasset.com for more current performance information. The annualized expense ratio for the Longleaf Partners International Fund is 1.27%. The risks associated with an investment in the Longleaf Partners International Fund are detailed on page 20 of the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, focused geographic risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

International Fund	Longleaf Partners Funds	¡	25

Portfolio Summary

Portfolio Holdings at June 30, 2012

		Net Assets
Common Stock		85.1%

Lafarge S.A.	7.9

ACS, Actividades de Construccion Y Servicios, S.A.	7.7

Ferrovial S.A.	6.6

Cheung Kong Holdings Limited	6.4

Koninklijke Philips Electronics N.V.	5.9

Manabi Holding S.A.	5.1

Fairfax Financial Holdings Limited	4.9

Willis Group Holdings Public Limited Company	4.9

C&C Group plc	4.6

Nitori Holdings Co., Ltd	4.5

Hochtief AG	4.3

Ingersoll-Rand plc	3.7

Melco International Development Limited	3.7

Cemex S.A.B. de C.V. ADS	3.3

Accor S.A.	2.5

Vodafone Group plc ADR	2.4

Genting Berhad	2.2

Carrefour S.A.	1.9

HRT Participacoes em Petroleo S.A.	1.7

Vivendi S.A.	0.9

Corporate Bonds		4.6

Cemex S.A.B. de C.V. ADS	4.6

Options & Swaps		(1.3)

Henderson Land Stub Swap Contracts	0.5

Lafarge S.A. Options	–

Anglo American & Kumba Iron Ore Swap Contracts	(0.6)

Dell Inc. Options	(1.2)

Cash Reserves		11.5

Other Assets and Liabilities, net		0.1

		100.0%

Portfolio Changes

January 1, 2012 through

June 30, 2012

New Holdings	Quarter
Anglo American & Kumba Iron Ore Swap Contracts	2Q

Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16	1Q

Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18	1Q

Henderson Land Stub Swap Contracts	1Q

Vivendi S.A.	2Q

Eliminations
Cemex Finance LLC U.S., 9.5% Senior Secured Notes due 12/14/16	1Q

Colgate-Palmolive Company Options	2Q

NKSJ Holdings, Inc.	1Q

Olympus Corporation	2Q

26	¡	Semi-Annual Report	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Beverages
C&C Group plc (Ireland)	15,358,652	$65,500,709	4.6%

Construction & Engineering
ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	5,026,412	107,668,868	7.7
Ferrovial S.A. (Spain)(d)	8,210,812	92,598,560	6.6
Hochtief AG* (Germany)(d)	1,243,107	60,258,677	4.3

		260,526,105	18.6

Construction Materials
Cemex S.A.B. de C.V. ADS* (Mexico)	6,961,143	46,848,492	3.3
Lafarge S.A. (France)	2,482,662	110,871,491	7.9

		157,719,983	11.2

Diversified Telecommunication Services
Vivendi S.A. (France)	670,091	12,450,912	0.9

Food & Staples Retailing
Carrefour S.A. (France)(d)	1,465,000	27,051,868	1.9

Hotels, Restaurants & Leisure
Accor S.A. (France)(d)	1,116,526	34,989,018	2.5
Genting Berhad (Malaysia)(d)	10,182,000	30,406,161	2.2
Melco International Development Limited* (Hong Kong)(b)(d)	63,814,000	51,625,883	3.7

		117,021,062	8.4

Industrial Conglomerates
Koninklijke Philips Electronics N.V. (Netherlands)	4,249,736	83,744,128	5.9

Insurance
Fairfax Financial Holdings Limited (Canada)	175,000	69,295,256	4.9
Willis Group Holdings Public Limited Company (Ireland)(d)	1,877,000	68,491,730	4.9

		137,786,986	9.8

Machinery
Ingersoll-Rand plc (Ireland)(d)	1,225,000	51,670,500	3.7

Metals & Mining
Manabi Holding S.A.* (Brazil)(b)(c)	91,000	71,404,531	5.1

Oil, Gas & Consumable Fuels
HRT Participacoes em Petroleo S.A.* (Brazil)	7,665,550	24,082,460	1.7

Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)(d)	7,303,000	90,165,049	6.4

Specialty Retail
Nitori Holdings Co., Ltd. (Japan)	671,500	63,496,289	4.5

Wireless Telecommunication Services
Vodafone Group plc ADR (United Kingdom)	1,215,997	34,266,796	2.4

Total Common Stocks (Cost $1,390,511,624)		1,196,887,378	85.1

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	27

continued

Corporate Bonds

	Principal Amount	Market Value	Net Assets
Construction Materials
Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16 (Mexico)	44,308,000	$37,827,955	2.7%
Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18 (Mexico)	32,584,000	27,411,290	1.9

Total Corporate Bonds (Cost $69,139,715)		65,239,245	4.6

Options Purchased(e)

	Share Equivalents
Computers & Peripherals
Dell Inc. Call, 8/15/16, with Bank of America Merrill Lynch Strike Price $15.50 (United States) (Cost $35,298,560)	6,476,800	17,517,801	1.2

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 7/2/12, Repurchase price $51,422,043 (Collateral: $46,885,000 U.S. Treasury Note, 0.90% due 2/15/19, Value $52,452,594)	51,422,000	51,422,000	3.7
U.S. Treasury Bills, 0.06% – 0.07% due 8/30/12 to 9/6/12	110,000,000	109,989,165	7.8

Total Short-Term Obligations (Cost $161,411,787)		161,411,165	11.5

Total Investments (Cost $1,656,361,686)(a)		1,441,055,589	102.4
Swap Contracts		(2,097,975)	(0.1)
Options Written		(34,740,664)	(2.4)
Forward Currency Contracts		634,038	–
Other Assets and Liabilities, Net		1,192,719	0.1
Net Assets		$1,406,043,707	100.0%
Net asset value per share		$12.03

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,746,206,148. Net unrealized depreciation of $(215,306,097) consists of unrealized appreciation and depreciation of $106,074,518 and $(321,380,615), respectively.

(b)	Affliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

(d)	All or a portion designated as collateral for options, swaps and forward contracts. See Note 9.

(e)	See next page for Options Written.

Note: Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

28	¡	Semi-Annual Report	International Fund

Portfolio of Investments

Swap Contracts

		Market Value	% of Net Assets
Henderson Land Stub Swap Contracts with Deutsche Bank due 3/14/17		$6,978,264	0.5%

Anglo American PLC Swap Contracts with J.P. Morgan due 4/17/17		(8,460,032)	(0.6)

Kumba Iron Ore Ltd. Swap Contracts with J.P. Morgan due 4/19/17		(616,207)	–

Total Swap Contracts		(2,097,975)	(0.1)

	Real Estate Management & Development	Oil, Gas & Consumable Fuels
Components of Henderson Land Stub Swap Contracts	Henderson Land Development Company Limited (Hong Kong)	The Hong Kong and China Gas Company (Hong Kong)	Total
Shares of underlying security	30,558,000	(43,697,940)
Unrealized appreciation(depreciation)	$(1,724,727)	$8,312,261	$6,587,534
Accrued dividends	2,756,894	(2,073,805)	683,089
Financing Fee	(283,253)	(9,106)	(292,359)

Unrealized gain	$748,914	$6,229,350	$6,978,264

	Metals & Mining	Metals & Mining
Components of Anglo American and Kumba Iron Ore Swap Contracts	Anglo American PLC (United Kingdom)	Kumba Iron Ore Ltd. (South Africa)
Shares of underlying security	2,480,000	(397,000)
Unrealized depreciation	$(8,292,262)	$(489,684)
Financing Fee	(167,770)	(126,523)

Unrealized loss	$(8,460,032)	$(616,207)

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	29

continued

Options Written

	Share Equivalents	Unrealized Loss	Market Value	% of Net Assets
Computers & Peripherals
Dell Inc. Put, 8/15/16, with Bank of America Merrill Lynch, Strike Price $15.50 (United States)	(6,476,800)	$(4,808,376)	$(33,824,440)	(2.4)%

Construction Materials
Lafarge S.A. Call, 8/17/12, with Bank of America Merrill Lynch, Strike Price €35 (France)	(400,000)	(374,383)	(916,224)	–

Total Options Written		(5,182,759)	(34,740,664)	(2.4)

Forward Currency Contracts

	Currency Units Sold	Market Value	Unrealized Gain
Japanese Yen Forward with State Street Bank due 9/21/12	(4,500,000,000)	$(56,362,330)	$634,038	–

Country Weightings

	Common Stock & Bonds	Net Assets
Spain	15.9%	14.3%

Ireland	14.7	13.2

France	14.7	13.2

Hong Kong	11.2	10.1

Mexico	8.9	7.9

Brazil	7.6	6.8

Netherlands	6.6	5.9

Canada	5.5	4.9

Japan	5.0	4.5

Germany	4.8	4.3

United Kingdom	2.7	2.4

Malaysia	2.4	2.2

	100.0%	89.7

All other, net		10.3

		100.0%

See Notes to Financial Statements

30	¡	Semi-Annual Report

Statements of Assets and Liabilities	at June 30, 2012 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund
Assets

Investments:
Affiliated securities, at market value (cost $1,525,298,404, $1,482,245,168 and $141,032,783, respectively) (Note 2 and 7)	$1,475,392,717	$1,628,807,183	$123,030,414

Other securities, at market value (cost $6,142,803,157, $1,514,890,008 and $1,515,328,903, respectively) (Note 2)	6,658,783,358	1,682,640,482	1,318,025,175

Total Investments	8,134,176,075	3,311,447,665	1,441,055,589

Cash	372	805	703

Receivable for:

Fund shares sold	1,501,380	10,624,883	210,643

Dividends and interest	5,312,902	1,539,467	2,605,931

Securities sold	23,330,995	11,384,654	1,770,141

Swap contracts	31,693,358	–	–

Forward currency contracts (Note 2, 12)	–	–	634,038

Foreign tax reclaims	–	–	132,289

Prepaid assets	61,350	25,500	19,462

Total Assets	8,196,076,432	3,335,022,974	1,446,428,796

Liabilities

Payable for:
Fund shares redeemed	31,672,827	5,857,711	2,033,722

Options written (Note 12)	–	–	34,740,664

Swap contracts (Note 12)	–	–	2,097,975

Investment counsel fee (Note 3)	4,853,472	2,009,132	1,161,654

Administration fee (Note 4)	636,200	256,955	107,969

Other accrued expenses	697,279	158,752	243,105

Total Liabilities	37,859,778	8,282,550	40,385,089

Net Assets	$8,158,216,654	$3,326,740,424	$1,406,043,707

Net assets consist of:

Paid-in capital	7,320,162,058	2,834,686,720	1,666,845,281

Undistributed net investment income	30,321,179	1,351,495	12,451,472

Accumulated net realized gain(loss) on investments and foreign currency	307,502,711	176,389,721	(51,278,225)

Unrealized gain(loss) on investments and foreign currency	500,230,706	314,312,488	(221,974,821)

Net Assets	$8,158,216,654	$3,326,740,424	$1,406,043,707

Net asset value per share	$28.52	$28.55	$12.03

Fund shares issued and outstanding	286,015,387	116,540,377	116,851,421

See Notes to Financial Statements

Longleaf Partners Funds	¡	31

Statements of Operations	For the Six Months Ended June 30, 2012 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund
Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $2,998,344, $527,058, and $1,996,411 respectively)	$52,317,859	$8,342,137	$20,695,172

Dividends from affiliates (net of foreign tax withheld of $0, $0, and $0 respectively) (Note 7)	8,590,844	7,437,556	100,782

Interest from non-affiliates	7,603,772	20,193	1,640,469

Interest from affiliates (Note 7)	3,045,066	–	–

Total Income	71,557,541	15,799,886	22,436,423

Expenses:

Investment counsel fee (Note 3)	31,756,973	12,344,415	8,222,944

Administration fee (Note 4)	4,167,961	1,579,620	772,568

Transfer agent fees and expenses	959,752	176,280	244,093

Prospectus and shareholder reports	417,954	90,004	69,418

Trustees’ fees and expenses	247,540	125,709	125,709

Custodian fees and expenses	134,261	13,674	301,842

Professional fees	38,986	38,986	38,986

Registration fees	39,887	29,542	24,719

Other	128,288	50,161	38,921

Total Expenses	37,891,602	14,448,391	9,839,200

Net Investment Income	33,665,939	1,351,495	12,597,223

Realized and Unrealized Gain(Loss):

Net realized gain(loss):

Non-affiliated securities	323,593,592	(9,706,449)	(16,186,634)

Affiliated securities (Note 7)	36,930,839	186,309,577	–

Options written (Note 12)	24,718,443	(853,069)	7,742,818

Forward currency contracts (Note 12)	–	–	1,217,849

Foreign currency transactions	(208,117)	–	(49,286)

Net Gain(Loss)	385,034,757	175,750,059	(7,275,253)

Change in unrealized appreciation(depreciation):

Securities	126,379,750	215,318,125	26,760,614

Swap contracts (Note 12)	32,900,023	–	(2,097,975)

Options written (Note 12)	(14,669,993)	–	(8,210,469)

Forward currency contracts (Note 12)	–	–	1,110,556

Other assets and liabilities	–	–	16,058

Change in Net Unrealized Appreciation	144,609,780	215,318,125	17,578,784

Net Realized and Unrealized Gain	529,644,537	391,068,184	10,303,531

Net Increase in Net Assets Resulting from Operations	$563,310,476	$392,419,679	$22,900,754

See Notes to Financial Statements

32	¡	Semi-Annual Report

Statements of Changes in Net Assets

	Partners Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:

Net investment income	$33,665,939	$33,960,574

Net realized gain(loss) from investments and foreign currency transactions	385,034,757	739,231,109

Net change in unrealized appreciation(depreciation) of securities, other assets, liabilities and forwards	144,609,780	(1,011,975,398)

Net increase(decrease) in net assets resulting from operations	563,310,476	(238,783,715)

Distributions to Shareholders:

From net investment income	–	(38,097,173)

From net realized gain on investments	–	(203,712,541)

Net decrease in net assets resulting from distributions	–	(241,809,714)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	405,489,557	1,057,457,928

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	227,136,612

Cost of shares redeemed	(764,381,100)	(1,435,166,111)

Net increase(decrease) in net assets from fund share transactions	(358,891,543)	(150,571,571)

Total increase(decrease) in net assets	204,418,933	(631,165,000)

Net Assets:
Beginning of period	7,953,797,721	8,584,962,721

End of period	$8,158,216,654	$7,953,797,721

Undistributed net investment income included in net assets at end of period	$30,321,179	$(3,136,643)

See Notes to Financial Statements

Longleaf Partners Funds	¡	33

Small-Cap Fund		International Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$1,351,495	$98,864	$12,597,223	$21,768,704

175,750,059	350,392,188	(7,275,253)	149,934,671

215,318,125	(283,884,938)	17,578,784	(597,979,448)

392,419,679	66,606,114	22,900,754	(426,276,073)

–	(563,683)	–	(22,229,266)

–	(201,415,748)	–	(21,925,881)

–	(201,979,431)	–	(44,155,147)

163,586,305	427,610,605	68,719,992	206,166,812

–	193,894,454	–	41,254,624

(267,088,928)	(505,015,279)	(256,733,474)	(417,024,348)

(103,502,623)	116,489,780	(188,013,482)	(169,602,912)

288,917,056	(18,883,537)	(165,112,728)	(640,034,132)

3,037,823,368	3,056,706,905	1,571,156,435	2,211,190,567

$3,326,740,424	$3,037,823,368	$1,406,043,707	$1,571,156,435

$1,351,495	$–	$12,451,472	$(96,465)

See Notes to Financial Statements

34	¡	Semi-Annual Report

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	35

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

36	¡	Semi-Annual Report

Notes to Financial Statements

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Longleaf Partners Funds	¡	37

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account and comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features on Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the period.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%

In excess of $500 million	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include

38	¡	Semi-Annual Report

Notes to Financial Statements

the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, corporate bonds and purchased options for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$1,288,845,197	$1,419,658,984

Small-Cap Fund	227,270,779	538,864,826

International Fund	129,871,124	362,316,899

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		Small-Cap Fund		International Fund
Options	Share Equivalents	Premiums	Share Equivalents	Premiums	Share Equivalents	Premiums
Outstanding at December 31, 2011	5,100,000	$43,586,993	–	$–	7,676,800	$39,269,413

Written	–	–	2,526,000	6,315,805	2,200,000	2,800,930

Expired	–	–	(789,375)	(1,866,140)	(1,000,000)	(1,146,345)

Exercised	–	–	(1,105,125)	(2,786,264)	–	–

Closed	(5,100,000)	(43,586,993)	(631,500)	(1,663,401)	(2,000,000)	(11,366,093)

Outstanding at June 30, 2012	–	$–	–	$–	6,876,800	$29,557,905

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2012
	Partners Fund	Small-Cap Fund	International Fund
Shares sold	14,186,981	6,034,373	5,663,848

Shares redeemed	(26,651,086)	(9,891,079)	(20,812,171)

	(12,464,105)	(3,856,706)	(15,148,323)

	Year Ended December 31, 2011
	Partners Fund	Small-Cap Fund	International Fund
Shares sold	37,051,826	15,826,295	14,413,196

Reinvestment of shareholder distributions	8,350,296	7,612,936	3,359,981

Shares redeemed	(50,707,810)	(18,299,542)	(29,944,582)

	(5,305,688)	5,139,689	(12,171,405)

Longleaf Partners Funds	¡	39

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares(a) at June 30, 2012	Market Value at
		June 30, 2012	December 31, 2011
Partners Fund

CONSOL Energy Inc.	12,583,000	$380,509,920	$–

InterContinental Hotels Group PLC	14,630,000	352,209,023	344,034,658

InterContinental Hotels Group PLC ADR	330,712	7,970,159	23,949,098

Level(3) Communications, Inc.*	15,026,565	332,838,415	162,754,618

Level(3) Communications, Inc. 15% Convertible Senior Notes due ‘2013(e)	–	–	115,696,688

Vulcan Materials Company	10,120,000	401,865,200	421,206,728

		1,475,392,717	1,067,641,790

Small-Cap Fund

Dillards, Inc. – Class A(e)	–	–	123,617,472

DineEquity, Inc.*	2,978,100	132,942,384	125,705,601

Potlatch Corporation	2,771,221	88,512,799	83,653,297

Quicksilver Resources Inc.*	24,587,000	133,261,540	116,371,530

Saks Incorporated*	14,313,000	152,433,450	139,464,000

Service Corporation International	17,451,523	215,875,339	185,858,720

Texas Industries, Inc.*	7,510,757	292,994,631	231,181,100

tw telecom inc.*(e)	6,048,000	155,191,680	216,088,938

Vail Resorts, Inc.	3,317,000	166,115,360	140,508,120

The Washington Post Company – Class B	428,000	159,994,960	108,898,090

The Wendy’s Company	27,857,000	131,485,040	149,313,520

		1,628,807,183	1,620,660,388

International Fund

Manabi Holding S.A.*	91,000	71,404,531	61,510,682

Melco International Development Limited*	63,814,000	51,625,883	38,739,073

		$123,030,414	$100,249,755

40	¡	Semi-Annual Report

Notes to Financial Statements

	Purchases		Sales		Dividend or Interest Income(c)
Partners Fund

CONSOL Energy Inc.	$404,777,180		$–		$1,041,880

InterContinental Hotels Group PLC	–		104,949,280		6,840,844

InterContinental Hotels Group PLC ADR	–		23,640,374		494,038

Level(3) Communications, Inc.*	102,536,060	(b)	–		–

Level(3) Communications, Inc. 15% Convertible Senior Notes due ‘2013(e)	–		102,536,060	(b)	3,045,066	(d)

Vulcan Materials Company	–		22,810,635		214,082

	507,313,240		253,936,349		11,635,910

Small-Cap Fund

Dillards, Inc. – Class A(e)	–		187,123,566		126,300

DineEquity, Inc.*	–		–		–

Potlatch Corporation	2,334,988		–		1,692,654

Quicksilver Resources Inc.*	34,984,102		–		–

Saks Incorporated*	7,180,141		8,292,311		–

Service Corporation International	–		–		1,745,152

Texas Industries, Inc.*	–		–		–

tw telecom inc.*(e)	–		118,777,525		–

Vail Resorts, Inc.	–		–		1,243,875

The Washington Post Company – Class B	49,304,540		–		1,515,295

The Wendy’s Company	–		–		1,114,280

	93,803,771		314,193,402		7,437,556

International Fund

Manabi Holding S.A.*	–		–		–

Melco International Development Limited*	9,187,510				100,782

	$9,187,510		$–		$100,782

*	Non-income producing

(a)	Common stock unless otherwise noted.

(b)	Convertible notes exchanged for common stock.

(c)	Dividend income unless otherwise noted.

(d)	Interest income.

(e)	Not an afffiliate at the end of the period.

Note 8. Illiquid Securities

The International Fund owns 91,000 shares of Manabi Holding S.A. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Prior to an initial public offering, shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post-offering lock up period as required by underwriters, the BM&FBOVESPA or Brazil’s CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 5.1% of the International Fund’s net assets at June 30, 2012 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Longleaf Partners Funds	¡	41

Note 9. Collateral

Securities with the following aggregate value were designated to collateralize options, swaps and forward currency contracts at June 30, 2012.

Partners Fund	$79,398,020

International Fund	258,459,990

Note 10. Related Ownership

At June 30, 2012, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund
Partners Fund	18,464,047	6.5%

Small-Cap Fund	10,797,957	9.3

International Fund	22,713,614	19.4

Note 11. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as of June 30, 2012 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund

Common Stocks	$6,556,721,677	$761,866,145	$–	$7,318,587,822

Preferred Stocks	–	87,573,925	–	87,573,925

Corporate Bonds	–	310,663,328	–	310,663,328

Options Purchased	–	161,000,000	–	161,000,000

Swaps	–	31,693,358	–	31,693,358

Short-Term Obligations	256,351,000	–	–	256,351,000

Total	6,813,072,677	1,352,796,756	–	8,165,869,433

42	¡	Semi-Annual Report

Notes to Financial Statements

	Level 1	Level 2	Level 3	Total Value
Small-Cap Fund

Common Stocks	$3,021,667,700	$–	$–	$3,021,667,700

Short-Term Obligations	289,779,965	–	–	289,779,965

Total	3,311,447,665	–		3,311,447,665

International Fund

Common Stocks	360,155,943	765,326,904	71,404,531	1,196,887,378

Corporate Bonds	–	65,239,245	–	65,239,245

Options Purchased	–	17,517,801	–	17,517,801

Options Written	–	(34,740,664)	–	(34,740,664)

Short-Term Obligations	161,411,165	–	–	161,411,165

Swaps	–	(2,097,975)	–	(2,097,975)

Forward Currency Contracts	634,038	–	–	634,038

Total	$522,201,146	$811,245,311	$71,404,531	$1,404,850,988

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Between December 31, 2011 and June 30, 2012, application of these valuation procedures triggered reclassifications from Level 1 to Level 2 of $761,866,145 and $765,326,904 in the Partners and International Funds, respectively.

The sole Level 3 security at June 30, 2012 was Manabi Holding SA (Manabi), an illiquid and fair valued investment of the Longleaf Partners International Fund (the Fund) acquired in a private placement (See Note 8.) As of June 30, Manabi is valued at the Fund’s original cost (in Brazilian reals translated to US dollars,) which approximates fair value.

Fair value is monitored by taking into account company specific developments and the discount to net asset value (NAV) of publicly traded comparable companies. The range of public comparables is monitored on a daily basis, and the valuation of Manabi is adjusted when significant moves in these comparables occur. Any moves in the valuation of Manabi are approved by the Fund’s Trustees. The following factors are also reviewed and could lead to adjustments to valuation:

•	Any transactions among the Manabi private placement shareholders.

•	The value assigned to the investment in any subsequent capital raises made by Manabi.

•	Broker quotes, if available.

•	Any material setbacks to anticipated operations.

•	Any significant event (Government action, natural disaster, etc) that could impact values.

The following is a reconciliation of the Level 3 holding for which significant unobservable inputs were used in determining fair value as of June 30, 2012:

Level 3 Holding	International Fund
Fair value beginning of period	$61,510,682

Unrealized gain	9,893,849

Fair value end of period	$71,404,531

Longleaf Partners Funds	¡	43

Note 12. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options used in tandem with written put options, often called a “risk reversal,” may also be used to create long exposure to the underlying security.

With both purchased call options and risk reversals, the Funds get exposure to the stock without tying up cash.

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at June 30, 2012:

	Statements of Assets and Liabilities
		Fair Value
Derivative	Location	Partners Fund	International Fund
Options purchased	Other securities, at market value	$161,000,000	$17,517,801

Options written	Payable for options written	–	(34,740,664)

Swap contracts	Receivable (payable) for swap contracts	31,693,358	(2,097,975)

Forward currency contracts	Receivable for forward currency contracts		634,038

		$192,693,358	$(18,686,800)

The Small-Cap Fund held no derivatives at June 30, 2012.

	Impact of Derivatives on Statements of Operations
	Partners Fund	Small-Cap Fund	International Fund
Net realized gain(loss):

Options purchased	$52,152,675	$–	$11,387,572

Options written	24,718,443	(853,069)	7,742,818

Forward currency contracts	–	–	1,217,849

	76,871,118	(853,069)	20,348,239

Change in unrealized appreciation(depreciation):

Options purchased	(55,875,000)	–	(11,442,563)

Options written	(14,669,993)	–	(8,210,469)

Swap contracts	32,900,023	–	(2,097,975)

Forward currency contracts		–	1,110,556

	$(37,644,970)	$–	$(20,640,451)

44	¡	Semi-Annual Report

Notes to Financial Statements

For the period ended June 30, 2012 the average volume of derivative activities were as follows:

	Options Purchased Cost	Options Written Premiums	Swap Contracts Value	Forward Currency Contracts Unrealized
Partners Fund	$254,670,958	$29,696,433	$28,265,250	$–

Small-Cap Fund	–	1,590,271	–	–

International Fund	44,589,637	36,108,100	(3,008,520)	(556,640)

The average cost, premiums and values are calculated based on the gross total of month-end amounts divided by the total number of months. Derivative activity in each Fund is opportunity driven, not routine, and volumes may vary significantly between Funds and accounting periods.

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Funds held written options and swap contracts with credit related contingent features which had liability positions. If a contingent feature in the master agreements would have been triggered, the Funds could have been required to pay this amount to their derivatives counterparties. In addition, the Funds had posted securities as collateral to cover the net liability of these derivatives which could be used to reduce the required payments.

	Partners Fund	International Fund
Liability for:

Options written	$–	$34,740,664

Swap contracts	–	2,097,975

	–	36,838,639

Collateral segregated for benefit of counterparties	$79,398,020	$111,649,910

46	¡	Semi-Annual Report

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund

Six Months Ended June 30, 2012 (Unaudited)	$26.65	$0.12	$1.75	$1.87	$–	$–

Year Ended December 31,

2011	28.26	0.12	(0.91)	(0.79)	(0.13)	(0.69)

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

2008	33.16	0.03	(16.80)	(16.77)	(0.03)	(0.67)

2007	34.86	0.07	(0.12)	(0.05)	(0.07)	(1.58)

Small-Cap Fund

Six Months Ended June 30, 2012 (Unaudited)	25.23	0.01	3.31	3.32	–	–

Year Ended December 31,

2011	26.52	0.04	0.45	0.49	(0.01)	(1.77)

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

2008	27.04	0.08	(11.97)	(11.89)	(0.08)	(0.44)

2007	30.12	0.14	0.93	1.07	(0.14)	(4.01)

International Fund

Six Months Ended June 30, 2012 (Unaudited)	11.90	0.11	0.02	0.13	–	–

Year Ended December 31,

2011	15.34	0.17	(3.28)	(3.11)	(0.21)	(0.12)

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

2008	19.78	0.04	(7.93)	(7.89)	(0.04)	(0.74)

2007	18.91	(0.01)	2.95	2.94	–	(2.07)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds	¡	47

Distri- butions from Return of Capital	Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$–	$28.52	7.02%	$8,158,217	0.91%	0.40%	16.67%

–	(0.82)	26.65	2.85	7,953,798	0.91	0.39	23.53

–	(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	(0.70)	15.69	(50.60)	5,788,782	0.90	0.14	29.68

–	(1.65)	33.16	(0.44)	11,231,099	0.89	0.20	15.17

–	–	28.55	13.16	3,326,740	0.91	0.04	7.54

–	(1.78)	25.23	1.79	3,037,823	0.92	0.16	37.33

–	(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	(0.57)	14.58	(43.90)	1,803,685	0.93	0.37	22.61

–	(4.15)	27.04	2.80	3,536,052	0.91	0.49	28.28

–	–	12.03	1.09	1,406,044	1.27	0.81	8.87

–	(0.33)	11.90	(20.29)	1,571,156	1.37	1.10	53.54

–	(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	–	13.66	23.17	2,165,459	1.59	0.55	20.15

(0.02)	(0.80)	11.09	(39.60)	2,041,338	1.60	0.27	43.94

–	(2.07)	19.78	15.29	3,902,820	1.57	(0.04)	30.44

48	¡	Semi-Annual Report

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2011 and held through June 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns

for the Period December 31, 2011 to June 30, 2012

	Partners	Small-Cap	International
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,070.16	1,131.58	1,010.93

Expenses Paid During Period*	4.68	4.82	6.35

Annualized Expense Ratio for Period	0.91%	0.91%	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

Longleaf Partners Funds	¡	49

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return

for the Period December 31, 2011 to June 30, 2012

	Partners	Small-Cap	International
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,020.34	1,020.34	1,018.55

Expenses Paid During Period*	4.57	4.57	6.37

Annualized Expense Ratio for Period	0.91%	0.91%	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

50	¡	Semi-Annual Report

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, Option 1, or visiting southeasternasset.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the

SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

In addition to Form N-Q, Longleaf publishes reports for each calendar quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	51

Service Directory

Call (800)445-9469

Fund Information  ¡  Option 1

To request a printed Prospectus, Summary Prospectus (southeasternasset.com/misc/prospectus.cfm), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices  ¡  Option 2

For automated reporting 24 hours a day, seven days a week.

Account Information  ¡  Option 3

For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

Shareholder Inquiries  ¡  Option 0

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800)445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open

Sm-Cap	LLSCX	543069207	134	Closed 7/31/97

Intl	LLINX	543069405	136	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2012 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 22, 2012

By	/s/ Julie M. Bishop
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 22, 2012

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.